EXHIBIT 99.5b



                                [LOGO] RELIASTAR

                       RELIASTAR LIFE INSURANCE COMPANY
                      P.O. BOX 5050, MINOT, ND 58702-5050


                  SUPPLEMENT TO VARIABLE ANNUITY APPLICATION

      Allocation of Premium Payments: Allocation must be in whole percentage points totaling 100%.




a.    % Fixed Account (SFA)

AIM VARIABLE INSURANCE
PRODUCTS FUND, INC.

b.    % AIM V.I. Dent
      Demographic Trends
      Fund (ADT)


THE ALGER AMERICAN FUND

c.    % Alger American Growth
        Portfolio (AGR)
d.    % Alger American
        Leveraged AllCap
        Portfolio (ALA)
e.    % Alger American MidCap
        Growth Portfolio (AMG)
f.    % Alger American
        Small Capitalization
        Portfolio (ASC)


FIDELITY VARIABLE
INSURANCE PRODUCTS FUND

g.    % VIP Equity Income
        Portfolio (FEI)
h.    % VIP Growth
        Portfolio (FGP)
i.    % VIP High Income
        Portfolio (FHI)
j.    % VIP Money Market
        Portfolio (FMM)


FIDELITY VARIABLE
INSURANCE PRODUCTS
FUND II

k.    % VIP II Contrafund
        Portfolio (FCF)
l.    % VIP II Index 500
        Portfolio (FIN)
m.    % VIP II Investment
        Grade Bond
        Portfolio (FIG)


JANUS ASPEN SERIES

n.    % Aggressive Growth
        Portfolio (JAG)

o.    % Growth Portfolio (JGP)

p.    % International Growth
        Portfolio (JIG)

q.    % Worldwide Growth
        Portfolio (JWG)


NEUBERGER BERMAN
ADVISERS MANAGEMENT
TRUST

r.    % Limited Maturity Bond
        Portfolio (NLM)

s.    % Partners Portfolio (NPP)

t.    % Socially Responsive
        Portfolio (NSR)


PILGRIM VARIABLE
PRODUCTS TRUST


u.    % VP Growth
        Opportunities
        Portfolio (PGO)

v.    % VP Growth + Value
        Portfolio (NGF)

w.    % VP High Yield Bond
        Portfolio (NHY)

x.    % VP International
        Value Portfolio (NIV)

y.    % VP MagnaCap
        Portfolio (PMP)

z.    % VP MidCap Opportunities
        Portfolio (PMO)

aa.   % VP Research Enhanced
        Index Portfolio (NMS)

bb.   % VP SmallCap Opportunities
        Portfolio (NIG)

OCC ACCUMULATION TRUST

cc.   % Equity Portfolio (OEP)

dd.   % Global Equity Portfolio (OGE)

ee.   % Managed Portfolio (OMP)

ff.   % Small Cap Portfolio (OSC)


PUTNAM VARIABLE TRUST

gg.   % Putnam VT Growth & Income Fund (PGI)

hh.   % Putnam VT New Opportunities Fund (PNO)

ii.   % Putnam VT Voyager Fund (PVY)


OTHER INVESTMENT
COMPANIES/FUNDS

Specify both the investment company and fund names.

jj.    %

kk.    %

ll.    %

mm.   %


     We will allocate all future payments as shown above. You may change this allocation by giving us written notice.


     I understand and agree that this supplement is part of my application for a variable annuity and will be considered part of my Contract with ReliaStar Life Insurance Company.


__________  ________________________  ____________________________________
Date        Signature of Agent        Signature of Proposed Contract Owner